Components of Other Income (Expense), Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Other Income and Expenses [Abstract]
Foreign exchange income (loss), net	$ (8,678)	$ (3,690)	$ 2,528
Interest income from finance lease receivable	303	656	979
Gain on disposal of idle property, plant and equipment	106	447	1,352
Others	880	208	1,480
Other income (expense), net	$ (7,389)	$ (2,379)	$ 6,339